SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 16, 2001


                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)



          Tennessee                      001-11421              61-0502302
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(State or Other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
         Incorporation)                                     Identification No.)



          100 Mission Ridge
      Goodlettsville, Tennessee                                     37072
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(Address of Principal Executive Offices)                          (Zip Code)


      Registrant's telephone number, including area code:   (615) 855-4000
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        (Former name or former address, if changed since last report)


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ITEM 9.   REGULATION FD DISCLOSURE

On April 12, 2001, Dollar General Corporation (the "Company") issued a news release (a copy of which is incorporated herein by reference and attached hereto as Exhibit 99) with respect to March sales results, April expectations and expectations for the first quarter ending May 4, 2001. The Company also announced the April opening of its seventh distribution center in Zanesville, Ohio. The Company is filing this 8-K pursuant to the Securities and Exchange Commission's Regulation FD.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               DOLLAR GENERAL CORPORATION
                                               (Registrant)



April 16, 2001                                 By:    /s/ Jim Hagan
                                                  ------------------------
                                                         Jim Hagan
                                                  Executive Vice President
                                                  and Chief Financial Officer

Exhibit Index
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Exhibit No.        Item

    99 News Release issued by Dollar General Corporation dated April 12, 2001